UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On June 9, 2025, Franklin Electric Co., Inc. (the “Company”) entered into a Share Repurchase Agreement (the “Repurchase Agreement”) with the trustees of Patricia Schaefer Settlement Trust, a significant shareholder of the Company. Under the terms of the Repurchase Agreement, the Company agreed to repurchase 1,200,000 shares of its common stock, par value $0.10 per share, from the shareholder in a privately negotiated transaction.

The acquisition of shares under the Repurchase Agreement closed on June 13, 2025 (the “Closing Date”). The purchase price per share was $86.78, equal to the volume-weighted average price (VWAP) of the Company’s common stock on NASDAQ for the five (5) trading days immediately preceding the Closing Date.

The Repurchase Agreement contains customary representations, warranties, and covenants.

Item 8.01 Other Events

On June 9, 2025, the Board of Directors of the Company approved an increase to the Company’s existing share repurchase authorization. As a result of the increase, and after the completion of the transaction described above, the Company is authorized to repurchase up to 1,126,635 shares of its common stock. Repurchases may be made from time to time in the open market, through privately negotiated transactions, or by other means, subject to market conditions and other factors.
This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release - "Franklin Electric Announces Repurchase of Company Shares"
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: June 13, 2025	By	/s/ Russell D. Fleeger II
Russell D. Fleeger II
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)